Exhibit 99.3

In addition to the full pro forma financial statements, we have also included non-GAAP summary quarterly information for each of the four quarters in the year ended May 31, 2008 and for the three months ended August 31, 2008. Allscripts reports its financial results in accordance with generally accepted accounting principles, or GAAP. To supplement this information, Allscripts has presented non-GAAP combined quarterly information and non-GAAP net income, which are non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. Non-GAAP net income consists of GAAP net income, excluding acquisition-related amortization, stock-based compensation expense under SFAS No. 123R, and transaction-related expenses, in each case net of any related tax benefit.

Management believes that these non-GAAP performance measures provide useful supplemental information to management and investors regarding the underlying performance of the Company’s business operations and facilitates comparisons to its historical operating results. Note however, that the non-GAAP combined quarterly information and non-GAAP net income are performance measures only, and do not provide any measure of the Company’s cash flow or liquidity. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Allscripts results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with GAAP financial measures filed herewith.

Q1 2008 (in millions)	MHS 8/31/07	AHS 9/30/07(1)	Physicians Interactive Elimination	Non-GAAP Combined Q1 2008 (1)
Revenue	$93.2	$73.4	($3.6)	$163.0
Gross margin	49.7	36.8	(1.1)	85.4
Operating income	(1.7)	6.9	0.0	5.2

Net income as reported	($1.0)	$4.1	$0.0	$3.1

Tax adjusted at 39%	0.0	0.1		0.1
Stock-based compensation	0.6	0.9		1.5
Deal-related amortization	3.3	1.7		5.0
One-time costs / Transaction-related expenses	1.7	—		1.7

Non-GAAP net income	$4.6	$6.8	$0.0	$11.4

Q2 2008 (in millions)	MHS 11/30/07	AHS 12/31/07(1)	Physicians Interactive Elimination	Non-GAAP Combined Q2 2008 (1)
Revenue	$96.4	$73.4	($3.7)	$166.1
Gross margin	53.9	35.9	(1.2)	88.6
Operating income	8.9	6.5	(0.7)	14.7

Net income as reported	$5.5	$5.9	($0.4)	$11.0

Tax adjusted at 39%	(0.1)	(2.0)	—	(2.1)
Stock-based compensation	0.3	0.9	—	1.2
Deal-related amortization	3.2	1.5	—	4.7
One-time costs / Transaction-related expenses	1.1	—	—	1.1

Non-GAAP net income	$10.0	$6.3	($0.4)	$15.9

Q3 2008 (in millions)	MHS 2/29/08	AHS 3/31/08(1)	Physicians Interactive Elimination	Non-GAAP Combined Q3 2008 (1)
Revenue	$97.2	$72.1	($3.9)	$165.4
Gross margin	52.4	36.0	(1.4)	87.0
Operating income	16.4	1.2	(0.3)	17.3

Net income as reported	$10.0	$0.1	($0.2)	$9.9

Tax adjusted at 39%	(0.1)	(0.0)		(0.1)
Stock-based compensation	0.4	1.2		1.6
Deal-related amortization	—	2.1		2.1
One-time costs / Transaction-related expenses	1.1	1.6		2.7

Non-GAAP net income	$11.4	$5.0	($0.2)	$16.2

Q4 2008 (in millions)	MHS 5/31/08	AHS 6/30/08(1)	Physicians Interactive Elimination	Non-GAAP Combined Q4 2008 (1)
Revenue	$97.0	$81.5	($3.8)	$174.7
Gross margin	50.9	41.2	(1.3)	90.8
Operating income	16.6	4.9	(0.3)	21.2

Net income as reported	$11.0	$2.4	($0.2)	$13.2

Tax adjusted at 39%	(0.8)	(0.0)		(0.8)
Stock-based compensation	0.1	1.0		1.1
Deal-related amortization	—	2.1		2.1
One-time costs / Transaction-related expenses	0.6	1.8		2.4

Non-GAAP net income	$10.9	$7.3	($0.2)	$18.0

Fiscal 2008 (in millions)	MHS Twelve Months Ended 5/31/08	AHS Twelve Months Ended 6/30/08(1)	Physicians Interactive Elimination	Non-GAAP Combined Fiscal 2008 (1)
Revenue	$383.8	$300.4	($15.0)	$669.2
Gross margin	206.9	149.9	(5.0)	351.8
Operating income	40.2	19.5	(1.3)	58.4

Net income as reported	$25.5	$12.5	($0.8)	$37.2

Tax adjusted at 39%	(1.0)	(1.9)		(2.9)
Stock-based compensation	1.4	4.0		5.4
Deal-related amortization	6.5	7.4		13.9
One-time costs / Transaction-related expenses	4.5	3.4		7.9

Non-GAAP net income	$36.9	$25.4	($0.8)	$61.5

Q1 2009 (in millions)	MHS 8/31/08	AHS 9/30/08(1)	Physicians Interactive Elimination(2)	Non-GAAP Combined Q1 2009(1)
Revenue	$92.8	$81.8	—	$174.6
Gross margin	50.0	40.4	—	90.4
Operating income	9.0	4.3	—	13.3

Net income as reported	$5.4	$4.0	($2.2)	$7.2

Tax adjusted at 39%	(0.0)	0.0		(0.0)
Stock-based compensation	0.5	1.0		1.5
Deal-related amortization	0.4	2.1		2.5
One-time costs / Transaction-related expenses	0.9	1.3	2.0	4.2

Non-GAAP net income	$7.2	$8.4	($0.2)	$15.4

(1)	On October 10, 2008, Allscripts Healthcare Solutions, Inc. (which changed its name to Allscripts-Misys Healthcare Solutions, Inc. on October 10, 2008, “Allscripts”) completed the transactions (the “Transactions”) contemplated by an Agreement and Plan of Merger dated as of March 17, 2008 by and among Misys plc, Misys Healthcare Systems, LLC (“MHS”), Allscripts and Patriot Merger Company, LLC. As a result of the Transactions, MHS became a wholly-owned subsidiary of Allscripts and Allscripts changed its fiscal year to end on May 31. Since the Transactions constituted a “reverse acquisition” for accounting purposes, the pre-acquisition financial statements of MHS will be treated as the historical financial statements of Allscripts going forward. Although the historical financial information for legacy Allscripts Healthcare Solutions, Inc. is included in the combined summary quarterly information above, this historical information will not be part of the reported GAAP historical financial information for Allscripts prior to October 10, 2008, the date of the “reverse acquisition” for accounting purposes.

(2)	On September 30, 2008, Allscripts sold its Physicians Interactive business. The operating results of the Physicians Interactive business were presented as discontinued operations for the three months ended September 30, 2008 in Allscripts Quarterly Report on Form 10-Q, filed with the SEC on November 10, 2008. In the schedule above, we have only included the metrics for the results of continuing operations for Q1 2009 and therefore our Physicians Interactive contribution for the three months ended September 30, 2008 is excluded from the Q1 2009 presentation above.

Explanation of Non-GAAP Financial Measures

Allscripts reports its financial results in accordance with generally accepted accounting principles, or GAAP. To supplement this information, Allscripts has presented non-GAAP combined quarterly information and non-GAAP net income, which are non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. Non-GAAP net income consists of GAAP net income tax effected at 39%, excluding stock-based compensation expense under SFAS No. 123R, deal-related amortization and one-time costs and transaction-related expenses, in each case net of any related tax benefit.

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Stock-Based Compensation Expense. Stock-based compensation expense is a non-cash expense arising from the grant of stock awards to employees. Allscripts excludes stock-based compensation expense from non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Allscripts business operations and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants in connection with acquisitions. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods and should also note that such expense will recur in future periods.

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Acquisition-Related Amortization. Acquisition-related amortization expense is a non-cash expense arising from the acquisition of intangible assets in connection with acquisitions or investments. Allscripts excludes acquisition-related amortization expense from non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Allscripts business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and should also note that such expense will recur in future periods.

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One-Time Costs and Transaction-Related Expenses. Transaction-related expenses are fees and expenses, including legal, investment banking and accounting fees, incurred in connection with announced transactions. Allscripts excludes transaction-related expenses from non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Allscripts business operations and (ii) such expenses can vary significantly between periods. In Q1 2009, the gain on the sale of the Company’s Physicians Interactive business is a cash gain that we have excluded because this gain is not directly associated with Allscripts’ continuing operations and it will not be recurring. Allscripts believes this adjustment is useful to investors as a measure of a one-time non-recurring gain that is not a recurring part of continuing operations.

Management also believes that non-GAAP combined quarterly information and non-GAAP net income provide useful supplemental information to management and investors regarding the underlying performance of the Company’s business operations and facilitates comparisons to its historical operating results. Management also uses this information internally for forecasting and budgeting as it believes that the measures are indicative of the Company’s core operating results. Note however, that non-GAAP combined quarterly information and non-GAAP net income are performance measures only, and do not provide any measure of the Company’s cash flow or liquidity. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Allscripts results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with GAAP financial measures contained above.